EXHIBIT 10(B)

                      AMENDMENT NO. 10
                             TO
     REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 10 ("Amendment") is entered into as of July 17, 1998, by and between Lincoln Snacks Company, a Delaware corporation, having its principal place of business at 4 High Ridge Park, Stamford, Connecticut 06905 ("Borrower") and BNY Financial Corporation, as successor-in-interest to The Bank of New York Commercial Corporation, having offices at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                         BACKGROUND

     Borrower and Lender are parties to a Revolving Credit, Term Loan and Security Agreement dated December 3, 1993, as amended by Amendment No. 1 to Revolving Credit, Term Loan and Security Agreement dated as of March 24, 1994, Amendment No. 2 to Revolving Credit, Term Loan and Security Agreement dated as of September 14, 1994, Amendment No. 3 to Revolving Credit, Term Loan and Security Agreement dated as of March 31, 1995, Amendment No. 4 to Revolving Credit, Term Loan and Security Agreement dated as of June 29, 1995, Amendment No. 5 to Revolving Credit, Term Loan and Security Agreement dated as of November 7, 1995, Amendment No. 6 to Revolving Credit, Term Loan and Security Agreement dated as of May 8, 1996, Amendment No. 7 to Revolving Credit, Term Loan and Security Agreement dated as of October 8, 1996, Amendment No. 8 to Revolving Credit, Term Loan and Security Agreement dated as of January 13, 1998 and Amendment No. 9 to Revolving Credit, Term Loan and Security Agreement dated as of March 11, 1998 (as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrower with certain financial accommodations.

     Borrower has requested that Lender amend the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

     (a) The defined term "Change of Control" in Section 1.2 of the Loan Agreement is amended by deleting the words "an Original Owner" appearing therein and inserting the words "the Controlling Shareholder" in their place and stead.

     (b) The following defined term is added to Section 1.2 of the Loan Agreement in the appropriate alphabetical order to provide as follows:

          " "Controlling Shareholder" shall mean Brynwood Partners
     III."

     3. Conditions of Effectiveness. This Amendment shall become effective upon receipt by Lender of four (4) copies of this Amendment executed by Borrower.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

          (b) No Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (c) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations thereunder.

     5.   Effect on the Loan Agreement.

          (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder,"
"hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          (b)  Except as specifically amended herein, the Loan
Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment No. 10 has been duly executed as of the day and year first written above.

                              LINCOLN SNACKS COMPANY

                              By:   /s/ Kristine A. Crabs
                                    -----------------------
                              Name:  Kristine A. Crabs
                              Title:     Chief Financial Officer

                              BNY FINANCIAL CORPORATION

                              By:   /s/ Anthony Viola
                                    -----------------------
                              Name:  Anthony Viola
                              Title:     Vice President